ANNUAL REPORT

June 30, 1997

INVESCO
INDUSTRIAL
INCOME
FUND,
INC.

A Smart Choice For
The Foundation
of Your Portfolio

INVESCO FUNDS

                          INVESCO Industrial Income Fund

                      Morningstar Risk-Adjusted Ratings Among
                      Domestic Equity Funds as of 7/31/97 (1)

                      ---------------------------------------
                              3 Years among 2,040 ****
                      ---------------------------------------
                              5 years among 1,146 ****
                      ---------------------------------------
                              10 years among  622 ****
                      ---------------------------------------
                              Overall among 2,040 ****
                      ---------------------------------------


(1)Morningstar's proprietary ratings reflect historical risk-adjusted performance and are subject to change each month. Overall ratings are calculated from the fund's 3-, 5-, and 10-year average annual total returns (based upon available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars, and the next 22.5%, 4 stars.


Economic Overview                                                      July 1997
     We are currently in the greatest bull market of all time, and wealth has been created on a scale that has never been seen before. The strength and longevity of this market have surprised even the staunchest market advocates. A preemptive strike against inflation by the Federal Reserve Board in March - a 25 basis point increase in the Fed Fund's Rate - produced a pullback in the stock market. However, since that minor correction, the broad equity market has produced approximately 20% returns in several large-capitalization stock indexes. This has left many investment professionals wondering if we have reached a nearly perfect investment environment - and how long it might last.

Note that:
    o The Dow Jones Industrial Average (an index composed of 30 domestic large-capitalization stocks) has doubled in 30 months for only the fifth time this century, and only the second time in 62 years.
    o The broad market has had 18 consecutive quarters in which companies have reported significantly more positive than negative earnings surprises.
    o The DJIA has rallied 20% in two months for only the third time in 59 years.
    o The wealth created by the domestic stock market in the last 10 years is the most in history.

     The driving force behind the strength of the market during the last 10 years has been low inflation, strong economic growth, and increased worker productivity. These factors have led to above-average increases in corporate profits and earnings, sending stock prices higher. Meanwhile, prices across the economy (as measured by the Gross Domestic Product price deflator) rose only 1.8% in 1996 - the smallest gain since 1964. Currently, the inflation rate for the U.S. economy is at 2.2%, and producer prices actually declined over the first six months in 1997.

    Gains in worker productivity have helped curb inflation. Over the last 10 years, corporate restructuring, downsizing, and investments in technology have increased the efficiency of American companies and workers. These gains have outpaced wage increases. Coupled with increased international competition, improved productivity has put downward pressure on prices - which is beneficial for the economy as it stimulates consumer demand.
    As a result, the U.S. economy has re-established itself as the global leader. In turn, the demand for skilled labor has risen, and unemployment in May 1997 was at 4.8% (the lowest level since 1973). Some naysayers suggest that the tight labor market will eventually lead to increased wages and inflation, which may have negative consequences for corporate stock prices.
    The fixed-income market, although producing gains over the last six months, has not enjoyed the jubilance experienced in the equity markets. Concerns over potential wage inflation, a slowing economy, and an increase in the Fed Funds Rate have kept fixed-income securities in what appears to be a consolidated trading range.
    This is a good time for shareholders to re-evaluate their expectations. Historically speaking, markets do not return 25% every year. A long-run average return on equities of 10% to 11% is more realistic. By realizing your risk tolerance and staying focused on your investment goals, you may be able to sleep at night without worrying about market turbulence.

INVESCO Industrial Income Fund
    For the one-year period ended 6/30/97, INVESCO Industrial Income Fund achieved a total return of 27.33%. During the same period, the S&P 500 had a total return of 34.62%, and the Lehman Government/Corporate Bond index had a total return of 7.75%. (Of course, past performance is not a guarantee of future results.)(1),(2)

                             Industrial Income Fund
                          Average Annual Total Return
                                as of 6/30/97 (1)

                       1 year                       27.33%
                       -----------------------------------
                       5 years                      15.26%
                       -----------------------------------
                       10 years                     14.32%
                       -----------------------------------

     As the line graph illustrates, for the 10-year period ended 6/30/97, the value of a $10,000 investment in Industrial Income Fund, plus reinvested dividends and capital gain distributions, would have risen to $38,131. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

Equity Strategy
     The last year proved to be rewarding for domestic equity investors and shareholders of Industrial Income Fund. However, rewards were not produced without increased volatility as the general market suffered two corrections, and sector rotation was quick and severe. Within this environment, we have remained true to our investment philosophy: first examining economic variables to determine sectors of the economy that might outperform the market, and then selecting stocks within those sectors. After determining the appropriate sectors, we look for companies with attributes that we call the "Mile High Five": strong balance sheets, positive cash flows, excellent management, market-leadership positions, and the ability to grow earnings.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Industrial Income Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 6/30/97.

      By buying companies on fundamentals rather than market momentum, we seek to select stocks that will perform well today and in the future. This helps keep the fund's portfolio turnover relatively low and helps reduce expenses -- a bonus for shareholders. Over the last year, we have also kept the fund well-balanced between sectors. This has allowed us to participate in market appreciation while helping to limit volatility.
      Over the last 12 months, many high-growth, large-capitalization companies have provided substantial returns for the fund. Stocks in the health care and technology sectors such as Intel Corp, International Business Machines, Lucent Technologies, and Warner-Lambert Co. have seen phenomenal price appreciation. Recently, we have started to trim our exposure to several large-cap, higher-growth companies, as we feel many may be fully valued. In the technology sector, our analysis has led us to reduce our exposure to companies like Intel and International Business Machines, and increase our focus on more reasonably valued companies like Motorola Inc. and Texas Instruments.
      Our sector analysis has also led us to favor more conservative, reasonably valued sectors such as capital goods and telecommunications. In the former, we believe the sector continues to benefit from strong earnings growth, corporate restructuring, and industry consolidation. This has improved the long-term profitability of many capital goods companies. Companies we favor are market-leaders such as General Electric, Champion International, and Allied Signal. General Electric is a broadly-diversified, market-leading firm with strong growth potential that currently is selling at a reasonable valuation level. Champion International is a worldwide leader, and the low-cost provider in the paper industry. Champion International continues to benefit from improved productivity, while global demand for paper products is increasing. Allied Signal is a diversified industrial powerhouse which - through restructuring - has improved its efficiency and potential profitability. (Since the fund is actively managed, composition of holdings is subject to change.)
      In the telecommunications sector, our analysis shows an industry that has benefited from consolidation and increased consumer demand for new products (e.g. second phone lines, call waiting). Increased demand for ancillary products should translate into accelerating earnings for many companies. An added bonus is that many of these stocks are presently selling at substantial discounts compared to the broad market multiple -- despite growing earnings in the 10% to 12% range while providing a 4% to 5% dividend yield. For this sector, we tend to favor the RBOCs (Regional Bell Operating Companies), as they enjoy a strategic position in the market. Consolidation within the industry may lead to improved efficiencies and profitability. Some stocks to watch include Bell Atlantic, Nynex Corp, SBC Communications, and US West Communications Group.

Graph:      All-Weather Industrial Income Fund*
            Average Annual Total Returns 1970-1996

    This bar chart represents a comparison of the average annual total returns for the INVESCO Industrial Income Fund to the average total returns for the S&P 500 Index for the period 1970-1996.

*The INVESCO Industrial Income Fund achieved almost all of the positive annual returns and suffered less than 1/3 of the negative annual returns of the S&P 500.

The S&P 500, a registered trademark of Standard & Poor's Corporation, is a unmanaged index of common stocks considered representative of the broad market. The S&P 500 average annualized returns were 34.62% for one year, 19.73% for five years, and 14.60% for 10 years as of 6/30/97.

Fixed-Income Strategy
      The fixed-income market experienced a tightening in credit and interest rate spreads over the last year. This compression of spreads altered the market's risk/reward relationship, and it presently appears that fixed-income securities may be trading in a consolidated range. Within this environment, we have been successful by using our value-oriented bond management style to identify corporate issuers who may experience fundamental credit quality improvement or be acquired by a better-quality issuer.
      The communications and electric utility industries illustrate this strategy. In the former, we continue to favor companies in the competitive local exchange market, as consolidation remains the name of the game. Firms such as Continental Cablevision (which was acquired by US WEST Communications Group) and MFS Communications (which was acquired by WorldCom Inc.) provided strong performance earlier in the year. Recently, McLeod Inc. and Brooks Fiber Properties have improved performance of the fund as they have been active in acquiring local communications companies.
      The electric utility industry also continues to enhance the performance of the fund. Deregulation has created a situation in which many electric companies have incurred astronomical costs associated with the building of new power plants. These "stranded" costs are liabilities on their books for years into the future. In an effort to help alleviate the potential problem associated with these "stranded" costs, several states have created mechanisms for securitizing the debt and marketing it to the public. This should create enormous cash flows for certain electric companies, which could allow them to pay down their debt and possibly improve their credit ratings. Companies such as New England Power and Houston Light and Power have profited from these credit enhancements.
      Finally, we have reduced our exposure to mortgage-backed securities after a year of strong performance and tightening spreads. Concurrently, we have increased our use of putable and yield-to-call bonds, which should help to provide performance and stability in a potential volatile market. (Putable bonds are debt obligations that allow holders to redeem the issue at specified intervals before maturity and receive full face value.)

Looking Forward
      Industrial Income Fund is designed for the long-term investor, and is an appropriate core holding for many portfolios. Presently, the fund is invested in approximately 80% equities and 20% bonds. However, our investment flexibility allows us to reduce equity exposure to 65% (or increase it to 85%) of the fund's net assets. This type of investment freedom produces a fund that historically has participated in market rallies, but has limited shareholders' exposure to market declines. (see bar chart on previous page)

Fund Management
      Senior Vice President and Director of Investments Charles P. Mayer has been responsible for the equity side of the portfolio since 1993. An industry veteran with 28 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension.
      Charlie is assisted by Vice President Albert M. Grossi. Al began his career as a securities analyst in 1974. Previously, he served as a portfolio manager/senior analyst with Westinghouse Pension Investments Corporation. He holds both an MBA and BA from Rutgers University.
      Senior Vice President Donovan "Jerry" Paul has served as co-portfolio manager of the fund since 1994, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Corporate Bond index is an unmanaged index indicative of the broad fixed-income market.

INVESCO Fund Codes

      These two-digit codes appear after your account number on Investment Summaries and confirmations. You may also use them to request information about specific funds on PAL(R), your Personal Account Line.

      Money Market Funds
      44  U.S. Government Money Fund
      25  Cash Reserves
      40  Tax-Free Money Fund

      Tax-Exempt Funds
      36  Tax-Free Intermediate Bond
      35  Tax-Free Long-Term Bond

      Income Funds
      33  Short-Term Bond
      32  U.S. Government Securities
      47  Intermediate Government Bond
      30  Select Income
      31  High Yield

      Growth & Income Funds
      71  Balanced
      70  Multi-Asset Allocation
      48  Total Return
      15  Industrial Income
      46  Value Equity

      Capital Appreciation Funds
      10  Growth
      20  Dynamics
      74  Small Company Value
      60  Small Company Growth

      Sector Funds
      50  Energy
      59  Environmental Services
      57  Financial Services
      51  Gold
      52  Health Sciences
      53  Leisure
      42  Realty
      55  Technology
      58  Utilities
      38  Worldwide Capital Goods
      39  Worldwide Communications

      International Funds
      49  International Growth
      41  Asian Growth
      56  European
      37  European Small Company
      34  Latin American Growth
      54  Pacific Basin

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO Industrial Income Fund, Inc.
Ten Largest Common Stock Holdings
June 30, 1997

Description                                                     Value
--------------------------------------------------------------------------------
Warner-Lambert Co                                        $124,250,000
General Electric                                          104,600,000
Bank of New York                                          104,400,000
Exxon Corp                                                 98,400,000
Allied Signal                                              84,000,000
US WEST Communications Group                               79,143,750
Northrop Gruman                                            79,031,250
Kansas City Southern Industries                            77,400,000
Hilton Hotels                                              77,031,250
Kellogg Co                                                 68,500,000

Composition of holdings is subject to change.

                     --------------------------------------

INVESCO Industrial Income Fund, Inc.
Statement of Investment Securities
June 30, 1997

--------------------------------------------------------------------------------
                                            Shares, Units
                                             or Principal
Description                                      Amount                  Value
--------------------------------------------------------------------------------
COMMON STOCKS &
    WARRANTS 78.75%
AEROSPACE & DEFENSE 3.44%
Lockheed Martin                                  500,000           $  51,781,250
McDonnell Douglas                                380,000              26,030,000
Northrop Grumman                                 900,000              79,031,250
                                                                   -------------
                                                                     156,842,500
                                                                   -------------
AIR FREIGHT 0.13%
Overseas Shipholding Group                       300,000               5,887,500
                                                                   -------------
AUTO PARTS 1.09%
Borg-Warner Automotive                           400,600              21,657,437
Cummins Engine                                   400,000              28,225,000
                                                                   -------------
                                                                      49,882,437
                                                                   -------------

AUTOMOBILES 1.47%
Chrysler Corp                                    500,000              16,406,250
Ford Motor                                       750,000              28,312,500
General Motors                                   400,000              22,275,000
                                                                   -------------
                                                                      66,993,750
                                                                   -------------
BANKS 4.13%
Bank of New York                               2,400,000             104,400,000
CoreStates Financial                             300,000              16,125,000
Fleet Financial Group                            500,000              31,625,000
Mellon Bank                                      800,000              36,100,000
                                                                   -------------
                                                                     188,250,000
                                                                   -------------
BEVERAGES 1.47%
Anheuser-Busch Cos                             1,600,000              67,100,000
                                                                   -------------
BIOTECHNOLOGY 0.22%
Biogen Inc*                                      300,000              10,162,500
                                                                   -------------
CHEMICALS 1.31%
du Pont (E I) de Nemours                         500,000              31,437,500
Olin Corp                                        725,000              28,320,312
                                                                   -------------
                                                                      59,757,812
                                                                   -------------
COMMUNICATIONS -  EQUIPMENT
    & MANUFACTURING 1.33%
Motorola Inc                                     800,000              60,800,000
                                                                   -------------
COMPUTER RELATED 0.25%
Hewlett-Packard Co                               200,000              11,200,000
                                                                   -------------
CONGLOMERATES 0.69%
Tenneco Inc                                      700,000              31,631,250
                                                                   -------------
ELECTRICAL EQUIPMENT 4.73%
Emerson Electric                               1,050,000              57,815,625
General Electric                               1,600,000             104,600,000
Honeywell Inc                                    700,000              53,112,500
                                                                   -------------
                                                                     215,528,125
                                                                   -------------
ELECTRONICS 0.32%
General Motors Class H                           250,000              14,437,500
                                                                   -------------
ELECTRONICS - SEMICONDUCTOR 1.60%
Analog Devices*                                1,000,000              26,562,500
Texas Instruments                                550,000              46,234,375
                                                                   -------------
                                                                      72,796,875
                                                                   -------------

ENGINEERING & CONSTRUCTION 0.91%
Fluor Corp                                       750,000              41,390,625
                                                                   -------------
FOODS 4.25%
General Mills                                    800,000              52,100,000
Heinz (H J) Co                                 1,200,000              55,350,000
Kellogg Co                                       800,000              68,500,000
Quaker Oats                                      400,000              17,950,000
                                                                   -------------
                                                                     193,900,000
                                                                   -------------
GOLD &
    PRECIOUS METALS MINING 0.68%
Newmont Mining                                   799,050              31,162,950
                                                                   -------------
HEALTH CARE DRUGS -
    PHARMACEUTICALS 7.49%
American Home Products                           850,000              65,025,000
Merck & Co                                       200,000              20,700,000
Novo-Nordisk A/S ADR                             859,172              47,147,063
Pfizer Inc                                       400,000              47,800,000
SmithKline Beecham PLC ADR
    Representing Ord A Shrs                      400,000              36,650,000
Warner-Lambert Co                              1,000,000             124,250,000
                                                                   -------------
                                                                     341,572,063
                                                                   -------------
HEALTH CARE RELATED 1.17%
Becton Dickinson                                 700,000              35,437,500
Tenet Healthcare*                                600,000              17,737,500
                                                                   -------------
                                                                      53,175,000
                                                                   -------------
HOUSEHOLD PRODUCTS 1.38%
Kimberly-Clark Corp                              700,000              34,825,000
Procter & Gamble                                 200,000              28,250,000
                                                                   -------------
                                                                      63,075,000
                                                                   -------------
INSURANCE 2.53%
Allmerica Property & Casualty                    500,000              16,375,000
Lincoln National                                 700,000              45,062,500
SAFECO Corp                                      500,000              23,343,750
St Paul Cos                                      400,000              30,500,000
                                                                   -------------
                                                                     115,281,250
                                                                   -------------
LODGING - HOTELS 1.69%
Hilton Hotels                                  2,900,000              77,031,250
                                                                   -------------
MACHINERY 1.02%
Ingersoll-Rand Co                                750,000              46,312,500
                                                                   -------------

MANUFACTURING 1.84%
Allied Signal                                  1,000,000              84,000,000
                                                                   -------------
NATURAL GAS 0.49%
K N Energy                                       533,000              22,452,625
                                                                   -------------
OIL & GAS RELATED 11.38%
Amoco Corp                                       400,000              34,775,000
Apache Corp                                      800,000              26,000,000
Atlantic Richfield                               750,000              52,875,000
Chevron Corp                                     600,000              44,362,500
Dresser Industries                               500,000              18,625,000
Exxon Corp                                     1,600,000              98,400,000
Phillips Petroleum                               500,000              21,875,000
Royal Dutch Petroleum
    New York Registry 5 Gldr Shrs              1,200,000              65,250,000
Schlumberger Ltd                                 400,000              50,000,000
Sonat Inc                                        500,000              25,625,000
USX-Marathon Group                             1,000,000              28,875,000
Union Pacific Resources Group                  1,388,778              34,545,853
Unocal Corp                                      450,000              17,465,625
                                                                   -------------
                                                                     518,673,978
                                                                   -------------
PAPER & FOREST PRODUCTS 1.21%
Champion International                           800,000              44,200,000
James River                                      300,000              11,100,000
                                                                   -------------
                                                                      55,300,000
                                                                   -------------
PERSONAL CARE 0.46%
Avon Products                                    300,000              21,168,750
                                                                   -------------
PHOTOGRAPHY & IMAGING 0.49%
Polaroid Corp                                    400,000              22,200,000
                                                                   -------------
POLLUTION CONTROL 0.56%
Waste Management                                 800,000              25,700,000
                                                                   -------------
RAILROADS 3.06%
Kansas City Southern Industries                1,200,000              77,400,000
Norfolk Southern                                 300,000              30,225,000
Union Pacific                                    450,000              31,725,000
                                                                   -------------
                                                                     139,350,000
                                                                   -------------
REAL ESTATE INVESTMENT TRUST 2.23%
Boston Properties*                               455,000              12,512,500
Health & Retirement Properties Trust SBI       1,200,000              22,575,000
Health Care Property Investors                   550,000              19,387,500

Healthcare Realty Trust                          400,000              11,150,000
Meditrust SBI                                    500,000              19,937,500
Omega Healthcare Investors                       500,000              16,343,750
                                                                   -------------
                                                                     101,906,250
                                                                   -------------
RETAIL 5.14%
Dayton Hudson                                    875,000              46,539,063
Federated Department Stores*                     600,000              20,850,000
May Department Stores                            400,000              18,900,000
Penney (J C) Co                                  800,000              41,750,000
Sears Roebuck                                    600,000              32,250,000
Tandy Corp                                       700,000              39,200,000
Toys "R" Us*                                   1,000,000              35,000,000
                                                                   -------------
                                                                     234,489,063
                                                                   -------------
SAVINGS & LOAN 0.65%
Charter One Financial                            554,000              29,846,750
                                                                   -------------
SERVICES 0.58%
Service Corp International                       800,000              26,300,000
                                                                   -------------
TELECOMMUNICATIONS -
    CELLULAR & WIRELESS 0.00%
Nextlink Communications
    Warrants (Exp 2009)^*                         33,000                     327
                                                                   -------------
TELECOMMUNICATIONS -  LONG DISTANCE 0.75%
AT&T Corp                                        800,000              28,050,000
Deutsche Telekom AG Sponsored ADR                260,000               6,272,500
                                                                   -------------
                                                                      34,322,500
                                                                   -------------
TELEPHONE 5.44%
Bell Atlantic                                    700,000              53,112,500
GTE Corp                                         600,000              26,325,000
NYNEX Corp                                       800,000              46,100,000
SBC Communications                               700,000              43,312,500
US WEST Communications Group                   2,100,000              79,143,750
                                                                   -------------
                                                                     247,993,750
                                                                   -------------
TOBACCO 1.17%
Philip Morris                                  1,200,000              53,250,000
                                                                   -------------
TOTAL COMMON STOCKS & WARRANTS
    (Cost $2,400,502,449)                                          3,591,124,880
                                                                   -------------

PREFERRED STOCKS 0.22%
BROADCASTING 0.09%
Granite Broadcasting, Exchangeable
    Pfd^**, 12.750%                                3,836               3,874,360
                                                                   -------------
CABLE 0.09%
Cablevision Systems, Depository
    Shrs Representing 1/100 Pfd**
    Series M, 11.125%                             40,511               4,071,379
                                                                   -------------
TELECOMMUNICATIONS -
    CELLULAR & WIRELESS 0.04%
Nextlink Communications
    Sr Exchangeable Pfd**, 14.000%                38,414               2,016,735
                                                                   -------------
TOTAL PREFERRED STOCKS
    (Cost $8,980,568)                                                  9,962,474
                                                                   -------------

FIXED INCOME SECURITIES 16.15%
US Government Obligations 2.02%
US Treasury Bonds
    10.750%, 8/15/2005                        15,000,000              18,914,070
    6.625%, 2/15/2027                         10,000,000               9,781,250
US Treasury Notes
    6.875%, 5/15/2006                         20,000,000              20,412,500
    6.500%, 10/15/2006                        43,000,000              42,811,875
                                                                   -------------
    TOTAL US GOVERNMENT OBLIGATIONS
    (Cost $91,226,651)                                                91,919,695
                                                                   -------------
US Government Agency Obligations 4.82%
Federal Home Loan Mortgage
    Gold, Participation Certificates
    7.500%, 9/1/2024                           7,639,516               7,679,623
    7.000%, 6/1/2024                           7,933,168               7,829,243
    6.500%, 7/1/2008                          28,239,022              27,865,137
    6.500%, 8/1/2008                           4,438,415               4,379,650
    6.500%, 6/1/2010                          39,081,145              38,563,711
    6.500%, 8/1/2010                           8,451,700               8,305,908
Federal National Mortgage Association,
    Gtd Mortgage Pass-Through Certificates
    7.500%, 6/1/2024                          12,667,059              12,746,608
    6.500%, 7/1/2008                          32,657,901              32,200,038
    6.000%, 10/1/2009                         19,356,324              18,795,571
Government National Mortgage
    Association I, Pass-Through
    Certificates 7.000%,
    12/15/2023                                43,007,939              42,490,123
    6.500%, 3/15/2026                         19,625,969              18,787,940
                                                                   -------------
    TOTAL US GOVERNMENT
    AGENCY OBLIGATIONS
    (Cost $220,225,391)                                              219,643,552
                                                                   -------------

Corporate Bonds 9.31%
AIR FREIGHT 0.25%
Viking Star Shipping, 1st Pfd Ship
    Mortgage Notes
    9.625%, 7/15/2003                         11,010,000              11,615,550
                                                                   -------------
ALUMINUM 0.18%
Kaiser Aluminum & Chemical
    Sr Sub Notes
    12.750%, 2/1/2003                          7,750,000               8,408,750
                                                                   -------------
AUTOMOBILES 0.22%
General Motors Acceptance Pass-Through
    Asset Trust, Series 1997^,
    6.500%, 1/17/2000                         10,000,000               9,964,000
                                                                   -------------
BEVERAGES 0.06%
Coca-Cola Enterprises, Putable
    Notes, Zero Coupon, 6/20/2020             13,000,000               2,572,934
                                                                   -------------
BROADCASTING 0.34%
Allbritton Communications Sr Sub Deb
    11.500%, 8/15/2004                         5,010,000               5,260,500
    Series B, 9.750%, 11/30/2007               5,000,000               4,875,000
Benedek Broadcasting, Sr Secured
    Notes, 11.875%, 3/1/2005                   4,900,000               5,414,500
                                                                   -------------
                                                                      15,550,000
                                                                   -------------
BUILDING MATERIALS 0.25%
USG Corp, Sr Notes
    8.500%, 8/1/2005                          11,250,000              11,629,688
                                                                   -------------
CABLE 1.01%
Diamond Cable Communications
    PLC, Sr Discount Step-Up Notes^
    Zero Coupon^^, 2/15/2007                   5,500,000               3,162,500
Galaxy Telecom LP/Galaxy
    Telecom Capital, Sr Sub Notes
    12.375%, 10/1/2005                         2,850,000               3,021,000
International CableTel
    Conv Sub Notes, 7.000% 6/15/2008          12,000,000              11,325,000
    Sr Deferred Step-Up Notes
    Series B, Zero Coupon^^ 2/1/2006           8,350,000               5,782,375
    Sr Notes^, 10.000%, 2/15/2007              8,000,000               8,140,000
TCI Satellite Entertainment, Sr Sub
    Discount Step-Up Notes^
    Zero Coupon^^, 2/15/2007                  12,000,000               7,080,000
Videotron Holdings PLC, Sr Discount
    Step-Up Notes Zero Coupon ^^,
    8/15/2005                                  9,000,000               7,515,000
                                                                   -------------
                                                                      46,025,875
                                                                   -------------

COMPUTER RELATED 0.14%
AST Research, Sub Liquid Yield
    Option Note, Zero Coupon 12/14/2013       15,571,000               6,481,429
                                                                   -------------
DISTRIBUTION 0.11%
Di Giorgio Corp, Sr Notes^
    10.000%, 6/15/2007                         5,000,000               4,862,500
                                                                   -------------
ELECTRIC UTILITIES 1.74%
Carolina Power & Light, 1st
    Mortgage, 8.625%, 9/15/2021                6,650,000               7,534,430
DQU-II Funding, Collateral Lease
    8.700%, 6/1/2016                          17,500,000              18,972,345
Detroit Edison, Secured Medium-
    Term Notes, 8.300%, 8/1/2022               6,000,000               6,319,404
El Paso Electric, 1st Mortgage
    Series C, 8.250%, 2/1/2003                 3,000,000               3,112,500
    Series E, 9.400%, 5/1/2011                 4,000,000               4,350,000
Jersey Central Power & Light, 1st
    Mortgage, 7.500%, 5/1/2023                 6,850,000               6,524,865
Long Island Lighting, Deb
    8.200%, 3/15/2023                         14,800,000              15,163,562
Pennsylvania Power & Light 1st Mortgage
    8.500%, 5/1/2022                           4,100,000               4,354,421
    8.500%, 7/15/2022                          2,000,000               2,120,040
    7.875%, 2/1/2023                           3,750,000               3,812,006
Philadelphia Electric, 1st &
    Refunding Mortgage
    7.750%,  5/1/2023                            530,000                 535,899
    7.250% , 11/1/2024                         6,750,000               6,422,909
                                                                   -------------
                                                                      79,222,381
                                                                   -------------
ENTERTAINMENT 0.42%
Time Warner Entertainment LP
    Sr Deb, 8.375%, 3/15/2023                  8,840,000               9,060,593
Viacom International, Sub Deb
    Series A, 7.000%, 7/1/2003                 7,500,000               7,198,838
    Series B, 7.000%, 7/1/2003                 3,140,000               3,013,913
                                                                   -------------
                                                                      19,273,344
                                                                   -------------
FOODS 0.07%
Grand Metropolitan Investment
    Gtd Sr Notes, 7.450%, 4/15/2035            3,000,000               3,125,082
                                                                   -------------
GAMING 0.16%
Aztar Corp, Sr Sub Notes
    13.750%, 10/1/2004                         3,150,000               3,591,000

Trump Hotels & Casino Resorts
    Holdings LP/ Trump Hotels &
    Casino Resorts Funding
    Sr Secured Notes 15.500%, 6/15/2005        3,000,000               3,480,000
                                                                   -------------
                                                                       7,071,000
                                                                   -------------
GOLD &
    PRECIOUS METALS MINING 0.21%
Freeport McMoRan Copper & Gold
    Sr Notes, 7.200%, 11/15/2026               5,100,000               5,061,005
Haynes International, Sr Notes
    11.625%, 9/1/2004                          4,000,000               4,420,000
                                                                   -------------
                                                                       9,481,005
                                                                   -------------
HEALTH CARE DRUGS -
    PHARMACEUTICALS 0.30%
McKesson Corp, Sub Deb
    4.500%, 3/1/2004                          15,856,000              13,848,091
                                                                   -------------
HEALTH CARE RELATED 0.25%
Healthsource Inc, Conv Sub Notes^
    5.000%, 3/1/2003                          11,591,000              11,576,512
                                                                   -------------
INVESTMENT BANK/BROKER FIRM 0.13%
Donaldson Lufkin & Jenrette
    Medium-Term Notes
    5.625%, 2/15/2016                          6,000,000               5,762,052
                                                                   -------------
LEISURE TIME 0.07%
Coleman Escrow, Sr Discount Notes^
    Zero Coupon, 5/15/2001                     5,000,000               3,162,500
                                                                   -------------
OFFICE EQUIPMENT & SUPPLIES 0.35%
Bell & Howell, Sr Discount Step-Up
    Deb, Series B, Zero Coupon^^
    3/1/2005                                  17,325,000              13,946,625
Xerox Corp, Medium-Term Notes
    Series D, 6.250%, 11/15/2026               2,130,000               2,078,918
                                                                   -------------
                                                                      16,025,543
                                                                   -------------
OIL & GAS RELATED 0.45%
DI Industries, Sr Notes
    8.875%, 7/1/2007                           5,000,000               4,925,000
Dual Drilling, Sr Sub Notes
    9.875%, 1/15/2004                          5,575,000               5,965,250
Energy Corp of America, Sr Sub^
    Notes, 9.500%, 5/15/2007                   9,750,000               9,652,500
                                                                   -------------
                                                                      20,542,750
                                                                   -------------

PAPER & FOREST PRODUCTS 0.31%
Quno Corp, Sr Notes
    9.125%, 5/15/2005                         13,050,000              14,028,750
                                                                   -------------
PUBLISHING 0.26%
Affiliated Newspaper Investments
    Sr Discount Step-Up Deb
    Zero Coupon^^, 7/1/2006                    5,000,000               4,500,000
Time Warner, Deb
    6.850%, 1/15/2026                          7,500,000               7,331,708
                                                                   -------------
                                                                      11,831,708
                                                                   -------------
REAL ESTATE INVESTMENT TRUST 0.30%
Fisher Brothers Financial Realty
    Secured Notes 10.750%, 12/17/2000          6,750,000               6,834,375
Rockefeller Center Properties
    Conv Deb, Zero Coupon 12/31/2000           3,210,000               2,190,825
Saul (B F) REIT, Sr Secured Notes
    11.625%, 4/1/2002                          4,300,000               4,558,000
                                                                   -------------
                                                                      13,583,200
                                                                   -------------
RETAIL 0.26%
Penney (J C) Co, Deb
    6.900%, 8/15/2026                         11,800,000              11,862,882
                                                                   -------------
SAVINGS & LOAN 0.45%
Sovereign Bancorp, Medium-Term
    Sub Notes, 8.000%, 3/15/2003               6,500,000               6,555,673
Western Financial Savings Bank
    Sub Capital Deb 8.500%, 7/1/2003          14,000,000              14,187,530
                                                                   -------------
                                                                      20,743,203
                                                                   -------------
TELECOMMUNICATIONS -
    CELLULAR & WIRELESS 0.44%
CommNet Cellular
    Sr Sub Discount Step-Up Notes
    Zero Coupon^^, 9/1/2003                    9,700,000               9,409,000
    Sub Notes, 11.250%, 7/1/2005               2,500,000               2,881,250
NEXTEL Communications, Sr
    Discount Step-Up Notes
    Zero Coupon^^, 8/15/2004                   4,000,000               3,080,000
PriCellular Wireless, Sr Discount
    Step-Up Notes, Zero Coupon^^
    10/1/2003                                  5,000,000               4,700,000
                                                                   -------------
                                                                      20,070,250
                                                                   -------------

TELECOMMUNICATIONS -
    LONG DISTANCE 0.49%
Brooks Fiber Properties, Sr Discount
    Step-Up Notes, Zero Coupon^^
    3/1/2006                                  19,100,000              13,011,875
McLeod Inc, Sr Discount Step-Up Notes^,
    Zero Coupon^^ 3/1/2007                    10,000,000               6,375,000
TCI Communications, Sr Notes
    6.875%, 2/15/2006                          3,000,000               2,840,535
                                                                   -------------
                                                                      22,227,410
                                                                   -------------
UTILITIES 0.09%
Camuzzi Gas Pampeana SA/
    Camuzzi Gas del Sur, Medium-
    Term Notes, 9.250%, 12/15/2001             4,000,000               4,200,000
                                                                   -------------
    TOTAL CORPORATE BONDS
    (Cost $423,653,507)                                              424,748,389
                                                                   -------------
TOTAL FIXED INCOME SECURITIES
    (Cost $735,105,549)                                              736,311,636
                                                                   -------------

OTHER SECURITIES 0.32%
CABLE 0.15%
OpTel Inc, Units^ (Each unit consists
    of one $1,000 face amount Sr Note
    13.000%, 2/15/2005 and 1 shr of
    non-voting cmn stock)                          7,000               6,685,000
                                                                   -------------
TELEPHONE 0.17%
Ionica PLC, Units (Each unit consists
    of one $1,000 face amount Sr
    Discount Note 15.000%, 5/1/2007
    and 1 wrnt to purchase 19.619
    shrs of cmn stock)                            15,000               7,950,000
                                                                   -------------
TOTAL OTHER SECURITIES
    (Cost $14,455,437)                                                14,635,000
                                                                   -------------

SHORT-TERM INVESTMENTS -
    COMMERCIAL PAPER 4.56%
CONSUMER FINANCE 1.22%
American Express Credit
    5.500%, 7/2/1997                          30,190,000              30,190,000
Household Finance
    6.150%, 7/1/1997                          25,711,000              25,711,000
                                                                   -------------
                                                                      55,901,000
                                                                   -------------

FINANCIAL 0.56%
General Electric Capital
    5.670%, 7/7/1997                          25,710,000              25,710,000
                                                                   -------------
INSURANCE 0.68%
Prudential Funding
    5.530%, 7/2/1997                          30,864,000              30,864,000
                                                                   -------------
OIL & GAS RELATED 0.41%
Chevron Oil Finance
    5.500%, 7/3/1997                          18,741,000              18,741,000
                                                                   -------------
RETAIL 1.14%
Sears Roebuck Acceptance
    5.480%, 7/3/1997                          51,856,000              51,856,000
                                                                   -------------
SERVICES 0.55%
Hertz Corp
    5.570%, 7/7/1997                          24,900,000              24,900,000
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $207,972,000)                                              207,972,000
                                                                   -------------
TOTAL INVESTMENT SECURITIES
    AT VALUE 100.00%
    (Cost $3,367,016,003)
    (Cost for Income Tax Purposes
    $3,367,161,620)                                               $4,560,005,990
                                                                   =============

*  Security is non-income producing.

^ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.

** Security may make dividend payments in other types of securities or cash.

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 1997

ASSETS
Investment Securities at Value
   (Cost $3,367,016,003)                                          $4,560,005,990
                                                                 ---------------
Receivables:
   Investment Securities Sold                                          5,876,703
   Fund Shares Sold                                                    4,510,407
   Dividends and Interest                                             15,727,551
Prepaid Expenses and Other Assets                                        274,204
                                                                 ---------------
TOTAL ASSETS                                                       4,586,394,855
                                                                 ---------------
LIABILITIES
Payables:
   Custodian                                                             273,020
   Distributions to Shareholders                                       1,826,768
   Investment Securities Purchased                                     3,480,750
   Fund Shares Repurchased                                             4,838,949
Accrued Distribution Expenses                                            899,644
Accrued Expenses and Other Payables                                      401,117
                                                                 ---------------
TOTAL LIABILITIES                                                     11,720,248
                                                                 ---------------
Net Assets at Value                                                4,574,674,607
                                                                 ===============
NET ASSETS
Paid-in Capital*                                                   3,064,468,943
Distributions in Excess of Net Investment
   Income (See Note 1)                                                 (184,298)
Accumulated Undistributed Net Realized Gain
   on Investment Securities and Foreign
   Currency Transactions                                             317,399,975
Net Appreciation of Investment Securities and
   Foreign Currency Transactions (See Note 1)                      1,192,989,987
                                                                 ---------------
Net Assets at Value                                                4,574,674,607
                                                                 ===============
Net Asset Value, Offering and Redemption
   Price per Share                                                         15.31
                                                                 ===============

* The Fund has one billion authorized shares of common stock, par value of $1.00 per share, of which 298,771,934 were outstanding at June 30, 1997.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Operations
Year Ended June 30, 1997

INVESTMENT INCOME
INCOME
Dividends                                                           $82,618,687
Interest                                                             66,445,412
   Foreign Taxes Withheld                                              (557,461)
                                                                 ---------------
   TOTAL INCOME                                                     148,506,638
                                                                 ---------------
EXPENSES
Investment Advisory Fees                                             21,791,002
Distribution Expenses                                                10,635,344
Transfer Agent Fees                                                   6,785,271
Administrative Fees                                                     648,015
Custodian Fees and Expenses                                             598,033
Directors' Fees and Expenses                                            185,884
Professional Fees and Expenses                                          164,334
Registration Fees and Expenses                                           88,350
Reports to Shareholders                                                 688,662
Other Expenses                                                          146,525
                                                                 ---------------
   TOTAL EXPENSES                                                    41,731,420
   Fees and Expenses Absorbed
   by Investment Adviser                                             (1,257,873)
   Fees and Expenses Paid Indirectly                                   (278,812)
                                                                 ---------------
   NET EXPENSES                                                      40,194,735
                                                                 ---------------
NET INVESTMENT INCOME                                               108,311,903
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                372,025,901
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                     550,539,412
                                                                 ---------------
NET GAIN ON INVESTMENT SECURITIES                                   922,565,313
                                                                 ---------------
Net Increase in Net Assets from Operations                        1,030,877,216
                                                                 ===============

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Changes in Net Assets

                                                     Year Ended June 30
                                          --------------------------------------
                                                1997                    1996
                                          --------------------------------------
OPERATIONS
Net Investment Income                    $  108,311,903          $  133,033,543
Net Realized Gain on Investment
    Securities and Foreign Currency
    Transactions                            372,025,901             291,155,395
Change in Net Appreciation of
    Investment Securities and
    Foreign Currency Transactions           550,539,412             217,662,186
                                          --------------------------------------
NET INCREASE IN NET ASSETS
    FROM OPERATIONS                       1,030,877,216             641,851,124
                                          --------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                      (108,045,224)           (133,792,249)
Net Realized Gain on
    Investment Securities                  (283,864,499)            (77,502,041)
                                          --------------------------------------
TOTAL DISTRIBUTIONS                        (391,909,723)           (211,294,290)
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares               688,098,414             714,175,666
Reinvestment of Distributions               369,552,898             198,324,457
                                          --------------------------------------
                                          1,057,651,312             912,500,123
Amounts Paid for Repurchases
    of Shares                            (1,292,480,001)         (1,182,130,063)
                                          --------------------------------------
NET DECREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                (234,828,689)           (269,629,940)
                                          --------------------------------------
Total Increase in Net Assets                404,138,804             160,926,894
NET ASSETS
Beginning of Period                       4,170,535,803           4,009,608,909
                                          --------------------------------------
End of Period (Including
    Accumulated Undistributed
    (Distribution in Excess of)
    Net Investment Income of
    ($184,298) and $91,634
    respectively) (See Note 1)            4,574,674,607           4,170,535,803
                                          ======================================

FUND SHARE TRANSACTIONS
Shares Sold                                  49,408,506              55,792,000
Shares Issued from Reinvestment
    of Distributions                         27,312,058              15,483,292
                                          --------------------------------------
                                             76,720,564              71,275,292
Shares Repurchased                          (93,580,782)            (92,077,091)
                                          --------------------------------------
Net Decrease in Fund Shares                 (16,860,218)            (20,801,799)
                                          ======================================

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Industrial Income Fund, Inc. (the "Fund") was incorporated in Maryland. The Fund is an equity income fund that seeks the best possible current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
        Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
        Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
        Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
        Effective January 13, 1997, the Fund began accruing income using the effective interest method which includes amortizing premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to January 13, 1997, the Fund accrued coupon interest income, market discount and original issue discount and accounted for purchased premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to increase accumulated distributions in excess of undistributed net investment income and increase net unrealized appreciation of investment securities by $780,148. Such accounting change had no effect on net asset value per share.
        The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
        The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
        Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
C. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
        Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended June 30, 1997, 54.36% qualified for the dividends received deduction available to the Fund's corporate shareholders.
        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended June 30, 1997, the Fund reclassified $237,537 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.
E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Distribution Expenses and Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
        For the year ended June 30, 1997, Fees and Expenses Paid Indirectly consisted of $271,474 included in Custodian Fees and Expenses, $1,756 included in Distribution Expenses and $5,582 included in Transfer Agent Fees.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. Effective October 15, 1992, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.45% of average net assets in excess of $2 billion. In addition, effective October 21, 1993, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.40% of average net assets in excess of $4 billion. The voluntary fee waivers were included as an amendment to the investment advisory agreement, effective May 15, 1997.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

    A plan of distribution pursuant to Rule 12b-1 of the Act provided for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the year ended June 30, 1997, the Fund paid the Distributor $14,751,573 for reimbursement of expenses incurred.
    Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permissible activities and services in connection with the distribution of the Fund's shares. Accordingly, the above amounts reflect reimbursements under the plan for the six months ended December 31, 1996 and compensation under the plan for the six months ended June 30, 1997.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,808,338,569 and $2,337,038,282, respectively.
    The aggregate cost of purchases and proceeds from sales of U.S.  Government
securities  were   $94,517,059  and   $177,727,513,   respectively.
NOTE 4 - APPRECIATION AND DEPRECIATION. At June 30, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $1,218,576,586 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $25,732,216, resulting in net appreciation of $1,192,844,370.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
    Pension expenses for the year ended June 30, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $59,190. Unfunded accrued pension costs of $169,489 and pension liability of $353,788 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 1997, there were no such borrowings.

Other Information
UNAUDITED

On January 31, 1997, a special meeting of the shareholders of the Fund was held at which the eleven directors identified below were elected, the selection of Price Waterhouse LLP as independent accountants (Proposal 1), the approval of a new investment advisory agreement with IFG (Proposal 2) and a new sub-advisory agreement between IFG and ITC (Proposal 3) were ratified. The following is a report of the votes cast:



                                                                  Withheld/
Nominee/Proposal                       For        Against           Abstain             Total
---------------------------------------------------------------------------------------------

Charles W. Brady               188,366,712              0         6,793,827       195,160,539
Dan J. Hesser                  189,019,842              0         6,140,697       195,160,539
Fred A. Deering                188,944,292              0         6,216,247       195,160,539
Victor L. Andrews              188,181,339              0         6,979,200       195,160,539
Bob R. Baker                   188,115,278              0         7,045,261       195,160,539
Lawrence H. Budner             188,212,416              0         6,948,123       195,160,539
Daniel D. Chabris              187,947,289              0         7,213,250       195,160,539
A. D. Frazier, Jr.             188,993,790              0         6,166,749       195,160,539
Hubert L. Harris, Jr.          188,219,655              0         6,940,844       195,160,539
Kenneth T. King                188,743,112              0         6,417,427       195,160,539
John W. McIntyre               188,957,908              0         6,202,631       195,160,539

Proposal 1                     186,838,257      2,185,467         6,136,814       195,160,538
Proposal 2                     182,887,315      4,154,596         8,118,627       195,160,538
Proposal 3                     182,643,914      4,345,388         8,171,234       195,160,536


INVESCO Industrial Income Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)


                                                                           Year Ended June 30
                                        -----------------------------------------------------------------------------------
                                               1997              1996              1995              1994              1993

PER SHARE DATA
Net Asset Value -
    Beginning of Period                      $13.21            $11.92            $11.32            $11.53            $10.67
                                        -----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
    OPERATIONS
Net Investment Income                          0.35              0.41              0.42              0.36              0.31
Net Gain on Securities
    (Both Realized and
    Unrealized)                                3.05              1.53              1.14              0.02              1.33
                                        -----------------------------------------------------------------------------------
Total from Investment
    Operations                                 3.40              1.94              1.56              0.38              1.64
                                        -----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
    Investment Income                          0.35              0.41              0.42              0.36              0.32
In Excess of Net
    Investment Income                          0.00              0.00              0.00              0.11              0.00
Distributions from
    Capital Gains                              0.95              0.24              0.54              0.12              0.46
                                        -----------------------------------------------------------------------------------
Total Distributions                            1.30              0.65              0.96              0.59              0.78
                                        -----------------------------------------------------------------------------------
Net Asset Value -
    End of Period                             15.31             13.21             11.92             11.32             11.53
                                        ===================================================================================

TOTAL RETURN                                 27.33%            16.54%            14.79%             3.24%            15.66%

RATIOS
Net Assets - End of Period
    ($000 Omitted)                      $ 4,574,675       $ 4,170,536       $ 4,009,609        $3,913,322       $ 3,412,527
Ratio of Expenses to
    Average Net Assets#                      0.95%@            0.93%@             0.94%             0.92%             0.96%
Ratio of Net Investment
    Income to Average
    Net Assets#                               2.54%             3.17%             3.61%             3.11%             2.94%
Portfolio Turnover Rate                         47%               63%               54%               56%              121%
Average Commision Rate Paid^^               $0.0370                 -                 -                 -                 -

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1997, 1996, 1995, 1994 and 1993. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.98%, 0.96%, 0.97%, 0.95% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 2.51%, 3.14%, 3.58%, 3.08%, and 2.92%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commision rate paid is the total brokerage commisions paid on applicable purchases and sales of securities for the period divided by the total number of related shares pruchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Industrial Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Industrial Income Fund, Inc. (the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

Denver, Colorado
August 1, 1997

EasiVest makes it easy to pay yourself first.

   It seems that for most of us the hardest part of investing at regular intervals comes down to simply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

   After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

Using EasiVest is one of the few time when you'll find the easy way may also be on of the best.

   For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

   Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

   Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

   Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

   1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

   2.  Enclose an unsigned, personal check or savings deposit slip marked
       "Void."

   3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

   It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

   Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund___________________________________ Acct.#______________________________

$__________________________ ($50 minimum)          ___ 7th           ___21st


----------------------------------------------------------------------------
Bank Name

----------------------------------------------------------------------------
Bank Street Address

----------------------------------------------------------------------------
City, State, Zip
                                         (   )
--------------------------------------   -----------------------------------
ABA Number (available from your bank)                      Bank Phone Number

____________________________ This is a __Checking Account __ Savings Account Bank Account Number

----------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)

----------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)

----------------------------------------------------------------------------
Owner Street Address

----------------------------------------------------------------------------
City, State, Zip

----------------------------------------------------------------------------
Signature                                                               Date

----------------------------------------------------------------------------
Signature                                                               Date

(   )                                               (    )
----------------------------------------------------------------------------
Daytime Telephone Number                            Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

We're easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union
Avenue, Lobby Level

INVESCO Funds Group, Inc.,(SM)Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or
accompanied by a current prospectus.